The IPO Plus
                                Aftermarket Fund
 ................................................................................

                                  ANNUAL REPORT
                                 September 1999

Dear Fellow Shareholders:

Over the past year, the IPO market has climbed from the drought in offerings caused by the near global financial meltdown in the late summer of 1998 and weathered a series of rate hikes and cautionary remarks by Fed Chairman Alan Greenspan to end up in September 1999 in a powerful upswing. In fact, due in part to the recent offerings of Goldman Sachs, Genentech, and more recently, United Parcel Service, the IPO market of 1999 will set a new record of capital raised. Returns on IPOs are historically strong.

The healthy and active IPO market is reflected in the performance of the IPO Plus Aftermarket Fund, which was up 66% for the twelve months ended September 30, 1999. This compares favorably with the IPO Fund's benchmark index, the Russell 2000, which was up 19.1% for the same period. We are pleased with these results, which we achieved through investments in selected IPOs at their offering prices, further investments in aftermarket trading and selected short positions.

At the present time, the IPO market is dominated by Internet-related companies, most of which are unprofitable and many of which have little revenue. Judging the investment merits of these companies is difficult and we work very hard to understand the business models and market opportunities each presents. We want to remind our shareholders that we are fundamentally-driven investors. This means that we may not invest in every "hot" IPO, but pick our companies carefully.

The outlook for 2000 is optimistic. Rapid changes in technology, the Internet revolution and global economic changes are creating opportunities for the formation of new enterprises. We expect that many of these new companies will seek financing by doing initial public offerings in the U.S.

The IPO Fund will not have a dividend or a capital gain distribution for 1999. Thank you for being a shareholder.

Sincerely,


Renaissance Capital






                       IPO Plus Aftermarket Fund
                            Portfolio of Investments
 ...............................................................................
                                      As of
                               September 30, 1999


Common Stock  (77.2%)                               Shares         Value
                                                  ------------  -------------

Business Services (9.5%)
Azurix Corp.*                                        20,000    $   343,750
Convergys Corp.*                                     22,000        435,875
Corporate Executive Board Co.*                        4,000        163,000
School Specialty, Inc.*                              15,100        254,813
Tenfold Corp.                                        10,000        265,000
                                                               ------------
                                                                       1,462,438
                                                               ------------
Capital Goods  (1.4%)
Creo Products, Inc.                                   9,000        221,062
                                                               ------------

Consumer Cyclical (3.2%)
Boyds Collection Ltd.*                               20,000        245,000
Steelcase, Inc.                                      17,900        249,481
                                                               ------------
                                                                         494,481
                                                               ------------
Consumer Staples (4.6%)
Aurora Foods, Inc./DE*                               20,000        320,000
Keebler Foods Co.*                                    4,000        119,500
Seminis, Inc., Class A*                              32,000        276,000
                                                               ------------
                                                                         715,500
                                                               ------------
Energy (1.5%)
Santa Fe International Corp.                         10,400        224,250
                                                               ------------

Financial (6.2%)
E*Trade Group, Inc.*                                 30,000        705,000
Gabelli Asset Management, Inc.*                      16,000        247,000
                                                               ------------
                                                                         952,000
                                                               ------------
Health Care (7.5%)
Genentech, Inc.*                                      4,000        585,250
Invitrogen Corp.*                                     7,000        235,375
Ocular Sciences, Inc.*                               17,000        329,375
                                                               ------------
                                                                       1,150,000
                                                               ------------
Leisure (4.9%)
Fox Entertainment Group, Inc., Class A*              14,500        306,313
Radio One, Inc.*                                     11,000        465,500
                                                               ------------
                                                                         762,813
                                                               ------------






                       IPO Plus Aftermarket Fund
                            Portfolio of Investments
                                   (Continued)
 ................................................................................


                                                         Shares     Value
                                                  -------------- -------------
Technology/Internet (11.8%)
Acrue Software, Inc.*                                     5,000       112,500
Active Software, Inc.*                                    8,500       203,469
Allaire Corp.*                                            5,000       280,000
Foundry Networks, Inc.*                                   1,000       126,000
Gadzoox Networks, Inc.*                                   5,000       269,375
HomeStore.com, Inc.*                                      5,100       212,606
Mpath Interactive, Inc.*                                 10,000       115,000
Packeteer, Inc.*                                          3,000       102,188
Quest Software, Inc.*                                     5,000       232,500
RAVISENT Technologies, Inc.*                             11,000       158,125
Vitria Technology, Inc.*                                    200         7,350
                                                                 -------------
                                                                       1,819,113
                                                                 -------------
Telecom Equipment (7.7%)
E-Tek Dynamics, Inc.*                                    15,000       813,750
Extreme Networks, Inc.*                                   6,000       379,875
                                                                 -------------
                                                                       1,193,625
Telecom Services (18.9%)
American Tower Corp., Class A*                           10,000       195,625
Covad Communications Group, Inc.*                        14,000       610,312
Hyperion Telecommunications Corp., Class A*              15,000       372,188
Internet Initiative Japan, Inc. ADR*                      5,000       320,000
United Pan-Europe Communications NV ADR*                 14,000       854,000
Williams Cos, Inc.                                       15,000       561,562
                                                                 -------------
                                                                       2,913,687
                                                                 -------------
Total Common Stocks (Cost $10,874,804)                            11,908, 969
                                                                 -------------

US Government Securities (21.1%)
US Treasury Bill due 11/26/99
    Face amount of $3,270,000 (Cost $3,247,568)                     3,247,568
                                                                 -------------

Total Investments (98.3%) (Cost $14,122,372) (a)                   15,156,537
Total Short Sales (Proceeds $731,902) (-3.8%)                       (588,125)
Other Assets and Liabilities (Net)  5.5%                              853,189
Net Assets (100%)                                                  $15,421,601
                                                                ===============









                       IPO Plus Aftermarket Fund
                            Portfolio of Investments
                                   (Continued)



 ................................................................................


 .






 ................................................................................
Schedule of Short Sales (-3.8%)                     Shares         Value
                                                  ------------  -------------
Common Stocks
drkoop.com, Inc.                                     10,000                $
                                                                     141,875
Interliant, Inc.                                     10,000          119,375
Internet America, Inc.                                5,000           60,625
Mail.com, Inc.                                       10,000          143,750
Prodigy Commnications Corp.                           2,500           44,375
quepasa.com                                          10,000           78,125
                                                              ---------------
(Proceeds $731,902)                                                        $
                                                                     588,125
                                                              ===============


*         Non-income producing
ADR   American depositary receipt
(a) The cost for federal income tax purposes was $14,122,372. At September 30, 1999, net unrealized appreciation for all securities (excluding securities sold short) based on tax cost was $1,034,165. This consists of aggregate gross unrealized appreciation for all securities of $2,380,162 and aggregate gross unrealized depreciation for all securities $1,345,997.

                              Financial Highlights
 ................................................................................

               For a Share Outstanding Throughout the Period
                                                               December 19, 1997
                                               Year Ended            Through
                                          September 30, 1999  September 30, 1998

Net Asset Value, Beginning of Period             $11.19               $12.50

                                             ------------      -------------

Income From Investment Operations
Net Investment Loss                                (0.16)            (0.08)
Net Realized and Unrealized Gain / Loss             7.55             (1.23)

                                             ------------      -------------
Total from Investment Operations                    7.39              (1.31)

                                             ------------      -------------

Net Asset Value, End of Period                   $18.58                $11.19

                                             ============      =============

Total Return                                      66.04%         (10.48)%**

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)            $15,422                $7,288


Ratio of Expenses to Average Net Assets            2.50%             2.50%*
Ratio of Net Investment Loss to Average          (1.17)%           (0.96)%*
   Net Assets
Ratio of Expenses to Average Net                   3.41%             4 .54%
   Assets            (excluding wavers)

Ratio of Net Investment Loss to Average Net      (2.08)%           (2.99)%*
   Assets (excluding waivers)

Portfolio Turnover Rate                          145.78             71.26%*


  +  Commencement of Operations
  *  Annualized
**  Not Annualized

                        See Notes to Financial Statements
















                       Statement of Assets and Liabilities
 ................................................................................





 .

                            As of September 30, 1999

Assets
Investment Securities, at Value, (cost  $14,122,372)              $
                                                                  15,156,537
Cash                                                                   2,976

Deposits with Brokers for Securities Sold Short                    1,545,048

Organizational Costs --- Note A                                       74,319
Receivable for Portfolio Shares Sold                                  32,350

Dividends and Interest Receivable                                      2,307
Other Assets                                                             377
                                                        ---------------------
   Total Assets                                                   16,813,914

Liabilities
Securities Sold Short, at Value (proceeds $731,902)                  588,125
Payable for Investments Purchased                                    729,155

Payable for Portfolio Shares Redeemed                                 23,080
Payable for Administrative Fees--Note C                                4,702

Payable for Advisory Fee --- Note B                                    8,562
Payable for Distribution Fees--Note D                                  3,237
Payable for Shareholder Services Fees--Note D                          3,237
Accrued Expenses                                                      32,215
                                                        ---------------------
   Total Liabilities                                               1,392,313

Net Assets                                                     $  15,421,601
                                                        =====================

Net Assets Consist of:
Paid in Capital                                                   13,387,395
Accumulated Net Realized Gain on Investments                         856,264
Net Unrealized Appreciation on:
Investment Securities                                              1,034,165
   Short Sales                                                       143,777
                                                        ---------------------
   Net Assets                                                    $15,421,601
                                                        =====================

Net Asset Value, Offering and Redemption Price per
Share ($15,421,601 / 829,955 shares of
     beneficial interest, without par value, unlimited
     number of shares authorized)
                                                        $         18.58
--------------------------------------------------------=====================


                        See Notes to Financial Statements






                             Statement of Operations
 ................................................................................
                      For the Year Ended September 30, 1999

Investment Income
Dividends                                                             $16,635

Interest                                                              110,277
Other Income                                                           27,162
                                                            ------------------
Total  Investment Income                                              154,074

Expenses
Investment Adviser - Note B
     Basic Fees                                    $173,521

     Less: Fees Waived                             (99,370)            74,151
Administrative Fees - Note C                                           47,272
Legal                                                                  31,051
Distributions Fee - Note D                                             28,912
Shareholder Services Fees - Note D                                     28,912
Amortization of Organizational Costs - Note A                          23,123
Federal and State Registration                                         19,151
Shareholders Reports                                                   18,154
Auditing                                                                8,000
Trustee's Fees - Note E
    Basic Fees                                        6,500
    Less: Fees Waived                               (6,500)
Custody Fees                                                            5,336
Other Expenses                                                          5,285
Net Expenses                                                          289,347

Net Investment Loss                                                 (135,273)
Realized/Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
    Investment Securities                                           1,187,083
    Short Sales                                                     (174,499)
                                                            ------------------
Net Realized Gain on Investments                                    1,012,584

Net Change in Unrealized Appreciation during the period on:
    Investment Securities                                           3,439,690
    Short Sales                                                       143,777
                                                            ------------------
Net Unrealized Appreciation on Investments                          3,583,467
Net Realized and Unrealized Gain on Investments                     4,596,051

Net Increase in Net Assets Resulting from Operations             $  4,460,778
                                                            ==================



                        See Notes to Financial Statements


                       Statement of Changes in Net Assets
 ...............................................................................

                                                              December 19, 1997*
                                            Year Ended                 through
                                        September 30, 1999    September 30, 1998
                                      ----------------------- ------------------

Increase in Net Assets from Operations
Net Investment Loss                         $     (135,273)   $   (51,671)

Net Realized Gain/Loss from Investments           1,012,584      (156,320)
Net Unrealized Appreciation /
   (Depreciation) on Investments
                                                  3,583,467    (2,405,525)
                                            ---------------- --------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations
                                                  4,460,778    (2,613,516)
                                            ---------------- --------------

Fund Share Transactions
Proceeds from Shares Sold                         9,922,133     12,919,811
Cost of Shares Redeemed                         (6,249,024)    (3,018,581)
                                            ---------------- --------------
Net Increase from Fund Share Transactions         3,673,109      9,901,230
                                            ---------------- --------------

Total Increase in Net Assets                      8,133,887      7,287,714

Net Assets
Beginning of Period                               7,287,714        ______

                                            ================ ==============
End of Period                                   $15,421,601     $7,287,714
                                            ================ ==============

Increase in Fund Shares Issued
Number of Shares Sold                               553,443        868,305
Number of Shares Redeemed                         (374,789)      (217,004)
                                            ---------------- --------------
Net Increase in Fund Shares                         178,654        651,301
                                            ================ ==============


*    Commencement of Operations







                        See Notes to Financial Statements






                          Notes to Financial Statements
 ...............................................................................

                               September 30, 1999


The IPO Plus Aftermarket Fund ("IPO Fund") is a series of Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO Fund.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are followed by the IPO Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were not transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

Permanent book and tax basis differences resulted in reclassification for the year ended September 30, 1999, as follows: a decrease in paid in capital of $135,273 and an increase in undistributed net investment income of $135,273.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for purpose of calculating net investment income
(loss) per share in the financial highlights.

4. REPURCHASE AGREEMENTS: The IPO Fund may enter into repurchase agreements. Under the terms of a repurchase agreement, the IPO Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the IPO Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the IPO Fund was delayed pending court action.

                          Notes to Financial Statements
 ...............................................................................

                                   (continued)

5. ORGANIZATIONAL COSTS: Costs incurred by the IPO Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

6. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital Corporation ("Renaissance Capital"), a registered investment adviser, the IPO Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO Fund in order to limit Total Fund Operating Expenses to 2.5%. During the period ended September 30, 1999, Renaissance Capital deferred fees of $99,370. These deferrals are subject to later recapture by the Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $209,476.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), Chase Global Funds Services Company (the "Administrator"), generally supervises certain operations of the IPO Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a maximum annual fee of .17%, computed daily and payable monthly as a percent of assets under management.

D. SHAREHOLDER SERVICES: The IPO Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO Fund, as determined from time to time by the Board of Trustees, to pay up to .50% of the IPO Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO Fund's shares which is payable monthly, will not exceed .25% of the average daily net asset value of shares invested in the IPO Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to .25% of the average daily net assets of shares of the IPO Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short term investing, the IPO Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $27,162 for the year ending September 30, 1999, representing 0.23% of average net assets.

E. TRUSTEES' FEES: For the period ended September 30, 1999, the trustees have agreed to waive their fees.

F. PURCHASES AND SALES: For the period ended September 30, 1999, the IPO Fund made purchases of approximately $13,838,210 and sales of approximately $12,833,091 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.




             REPORT ON INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 1999 and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year in the period then ended and for the period December 19, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 1999, the results of their operations for the year then ended and the changes in net assets and the financial highlights for the year in the period then ended and for the period December 19, 1997 (commencement of operations) to September 30, 1998, in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 29, 1999